CHASE REO CONTRACT
COVER SHEET

Former Loan# 1022873095	Chase Asset Manager RICHARD GORE
Property Address 8710 S UNION AVE CHICAGO, IL 60620	
AMC Name PRECISION AMC	AMC Asset Manager LORI RUSSO
AMC Asset Manager Phone # 424-203-7631	AMC Asset Manager EmailLORI@PRECISIONAMC.COM

Document Type	AMC Applicable (Check Box as applicable)	AMC Number of Pages	Chase AM All Pages Present
Report of New Sale (RONS)	☒Y ☐N	1	☑Y ☐N
Contract Checklist	☒Y ☐N	1	☑Y ☑N
Contract	☒Y ☐N	4	☑Y ☐N
Chase Seller Addendum	☒Y ☐N	10	☑Y ☐N
Seller Name Addendum	☒Y ☐N	1	☑Y ☐N
Mold Disclosure Addendum	☒Y ☐N	Built in Chase addendum	☐Y ☐N
Toxic Drywall Disclosure Addendum	☒Y ☐N	Built in Chase addendum	☐Y ☐N
Lead-Based Paint and Lead-Based Paint Hazards Disclosure Addendum	☐Y ☒N	~~2~~ RG N/A	☐Y ☐N
City / County Required Disclosures Addenda – (if any)	☐Y ☒N	0 built in 2000	☐Y ☐N
Water Heater / Smoke Detector / CO Statement of Compliance	☐Y ☒N	0	☐Y ☐N
Other Addenda:	☒Y ☐N	1	☑Y ☑N
Buyer Choice of Title Escrow,- Delivered to Buyer (HI & CA)	☐Y ☒N	0	☐Y ☐N
Buyer's Inspection Advisory	☐Y ☒N	0	☐Y ☐N
REO Advisory	☐Y ☒N		☐Y ☐N
Disclosure Regarding R.E. Agency Relationship (Selling Firm to Buyer)	☐Y ☒N	0	☐Y ☐N
Copy of Evidence of Earnest Money Deposit	☐Y ☒N	0	☐Y ☐N
Lender Pre-Qualification Letter / Proof of Funds if Cash Sale	☐Y ☒N	0	☐Y ☐N
Page 2 is attached with additional Documents, Riders, and/or Addenda	☐Y ☒N	N/A	N/A

Revised 2/2/2012

Report of New Sale

Chase Asset Manager	RICHARD GORE		
AMC	PRECISION	Date:	12/07/12
AMC Asset Manager	Lori Russo	AMC AM Ph#	(424)203-7631
List agent Name/#	Joseph Lee		
Former Loan #	1022873095	Original RMV	$45,000.00
Property Address:	8710 S UNION AVE CHICAGO, IL 60620		

Purchase Contract Date:	11/19/2012		Acceptance Date:		11/27/2012
Current RMV:	$45,000.00	Days On Market	66	Orig List Date:	10/3/2012
Sales Price	$45,000.00				
Earnest Money Deposit Amount:	$1,000.00	Escrow Holder:	NATIONS CLOSER		
Buyer Name:	Winchester Holding Properties LLC				
Buyer Type (owner occ./investor)	Investor				
Financing Type (e.g., FHA, VA, Conventional, Cash, FHA 203k, JUMBO)	CASH		Commitment Date:	N/A	
Financing with Chase?	N/A				
MI Sale Approval Received from Chase/ MI Company	N/A				

Seller to Pay				
	$ -	Points/NRCC	$ -	FHA/VA Non-Allowables
	$ -	Repairs	$ -	Home Warranty
	$ -	Credit to Buyer	$ -	Termite
	$ -	Seller paid BCC	$ -	Repair Credit
	$ -	Other (describe)		

Closing Date	12/21/12
Open Escrow Date	
Settlement Agent	NATIONS CLOSER
Closing Contact	NATIONS LENDING SERVICES
Address	
Email Address	CHASEREO@NATIONSLS.COM
Telephone Number	877-256-4117
Facsimile Number	

Commission for HUD-1 / Settlement Statement

Original List Price	$ 44,550.00
Current List Price	$ 39,900.00
Sales Price	$ 45,000.00
Total Commission Percentage	
Total Commission Amount	$ 3,000.00
	Commission amounts to AMC, Listing Agent and Sales Agent in respective boxes below

Commission	AMC	Listing Agent	Sales Agent	Notes
Amount of Commission	$ 750.00	$ 750.00	$ 1,500.00	
Less Chase Processing Fee		$ -	$ -	
Plus Selling Bonus	$ -	$ -	$ -	
Plus Broker Referral Fee (30% max)	$ -	$ -	$ -	
= Total Commission Payout	$ 750.00	$ 750.00	$ 1,500.00	

AMC/Chase

Offer Approved By:

Contract Checklist

Former Loan # 1022873095.
Property Address: 8710 S Union Ave Chicago, IL 60620
Buyer: Winchester Holdings Properties LLC
Date: 12/7/2012

	AMC AM	Chase AM
1. Complete contract present (all signature and initial fields are completed, no blanks, either a line cross out or NA required in all blanks) and addenda with all pages legible. No changes to any Addendum allowed.	Contract/ addenda	Contract/ addenda
1a. Contract/all addenda/riders reviewed to confirm the buyer(s) name(s) are reflected consistently on all documents. The name(s) on all contracts/addenda/riders match the buyer's name on the deed at closing.	all documents in contract package	all documents in contract package
1b. Chase Asset Manager reviewed contract for accuracy. Are there any inconsistencies? Refer to the state contracts on Sharepoint to confirm the correct contract and other documents are used.	N/A	State Contract Matrix on SharePoint
2. All terms match RONS report/email (attached) with no non-negotiated items or additions. All AMCs must submit a RONS with each contract.	Confirm on RONS / Contract	Confirm on RONS / Contract
3. Property address, parcel numbers (if applicable), Legal Description, noted have been checked for accuracy.	Agent provide tax auth[?] sheet	Compare against MSP tax 1 screen
4.Chase Vesting Addendum is attached with correct vesting information that was sent to the AMC at time of listing	Compare to language sent with listing info	LISA system, F/C info screen
4(a).Confirm seller's name in all seller fields of contract to read "Seller, by "JPMorgan Chase Bank, N.A. its Attorney in Fact" for all Investor Owned REO properties where Chase has a POA and for BANK OWNED properties - "JPMorgan Chase Bank, N.A.; "Homesales Inc"; "Chase Bank USA NA"; or "JPMC Mortgage Specialty, LLC", according to seller info from vesting addendum.	verify on contract	verify on contract
5. Applicable LEAD BASED PAINT Addendum if built prior to 1978	check yr built on BPO	check yr built on BPO
6. All State Specific Addenda and Disclosures are included with contract package prior to sending to Chase.	AMC to verify with Listing Agent	N/A
6.(a) Chase REO Contract Cover Sheet. All documents in the Contract Package must be listed on the Chase REO Contract Cover Sheet before sending to the Chase Asset Manager	AMC to verify prior to sending to CHASE AM	Chase AM to verify all Documents received
7. Chase Asset Manager confirms that the Power of Attorney from the Investor has been received on all Investor Owned properties	N/A	LISA - F/C Info Screen

Comments: This space to be used for comments/instructions for AMC in instances where we reject a contract submitted from them letting them know WHY we are rejecting.

[signature] 12/10/12
AMC AM signed by: date

[signature] 12/10
CHASE AM signed by: date

Revised 10/31/2011

REAL ESTATE CONTRACT

FORM APPROVED BY THE SOUTHWEST BAR ASSOCIATION

SELLER: Seller, by JPMorgan Chase Bank, National Association, its attorney-in-fact

ADDRESS: 8710 UNION, CHICAGO, IL 60620
(CITY) (STATE) (ZIP)

BUYER: WINCHESTER HOLDING PROPERTIES LLC

ADDRESS: 10540 WESTERN AVE, CHICAGO, IL 60643
(CITY) (STATE) (ZIP)

☒ SINGLE FAMILY
☐ MULTI-FAMILY
☐ TOWNHOUSE
☐ CONDOMINIUM
☐ VACANT LOT
(Check One)

Buyer hereby agrees to purchase and Seller agrees to sell the following described real estate, on the terms and conditions herein set forth.

DESCRIPTION OF PROPERTY: LEGAL DESCRIPTION (Permission to attach hereto at any time hereafter)

STREET ADDRESS 8710 UNION, CHICAGO, IL (25-04-101-007)
(Include "Unit Number" if condominium or townhouse) (CITY) (STATE)

LOT SIZE: APPROXIMATELY 25 x 125 x — x — x — x — FEET.

IMPROVED WITH BRICK HOME

together with all appurtenances attached to and forming a part of the premises, for which Seller shall deliver a Bill of Sale at time of delivery of deed: existing heating, plumbing, electrical lighting fixtures, storm windows, storm doors and screens, if any; drapery rods, curtain rods, if any; fencing, if any; attached air conditioners, if any; attached outside antenna, if any; water softener (except rental units), if any; all planted vegetation; ceiling fans, if any; automatic garage door system and all related remote hand-held units, if any; and specifically including the following items of personal property now on the premises:

N/A

PRICE AND TERMS:

PURCHASE PRICE	45,000
EARNEST MONEY DEPOSIT In the form of ~~(cash)~~, (personal check), ~~(cashier's check)~~ or ~~(judgment note due~~	$ 1,000
	$
BALANCE DUE AT CLOSING	$ 44,000

[initials]

FINANCING: CASH PURCHASE

This Contract is contingent upon Buyer securing within ______ days of acceptance hereof a written mortgage commitment on the real estate herein in the amount of $______ or such lesser sum as Buyer accepts, with interest not to exceed ______% per year, to be amortized over ______ years, the combined origination and discount fees for such loan not to exceed ______%, plus loan processing fees, if any. Buyer shall make written application for such loan within ten (10) days from date of acceptance of Contract, shall cooperate with the lender in supplying all necessary information and documentation, and shall diligently attempt to obtain the mortgage described herein. In the event the Buyer is unable to secure such loan commitment, Buyer shall provide written notice of same to Seller or Seller's attorney. Seller may, at his option, within an equal number of additional days, procure for Buyer such a commitment or notify Buyer that Seller will accept a purchase money mortgage upon the same terms. In the event neither Buyer nor Seller secure such loan commitment as herein provided within the time allowed, then this Contract shall become null and void and all earnest money shall be returned to Buyer. Buyer shall be allowed to have a mortgage or trust deed placed of record prior to closing, but any delays caused thereby shall not constitute a default by the Seller. Seller must allow reasonable inspection of the premises by Buyer's financing agent. Unless a contingent upon sale/closing provision is attached and made part of this Contract, Buyer represents that his ability to obtain financing is not subject to the sale, closing, or rental of any other real estate. Buyer will be deemed to be in default if he obtains a loan commitment conditioned upon the sale, closing, or rental of other real estate, and fails to close this transaction as agreed.

[initials]

21 [initials]

CLOSING:

The closing shall be on or before December 14, 2012 at the office of Buyer's lender, or WHEREVER AGREED

POSSESSION: (Select one applicable option)

☒ Seller shall deliver possession to the Buyer at closing, OR

☐ Seller shall deliver possession to Buyer within —— days from date of closing. Seller agrees to pay Buyer for use and occupancy the sum of $—— per day for each day after closing that Seller retains possession. Seller shall be responsible for heat, utilities and home maintenance

expenses during said period, and shall deliver possession of the real estate in the same condition as it is in on the date of closing. Should Seller fail to deliver possession to Buyer as agreed, Seller shall pay to Buyer beginning on the ________ day after closing, the sum of $________ per day until possession is delivered to the Buyer and Buyer shall, in addition to all other remedies, have the immediate right to commence any legal action or proceeding calculated to evict and remove the Seller from the premises. Seller agrees to waive all notices required by the Forcible Entry and Detainer Act or any other statute, and consents to an immediate judgment for possession. Seller further agrees to reimburse Buyer for all reasonable attorneys' fees and court costs Buyer may incur in the enforcement of his rights pursuant to this provision.

Seller shall deposit the sum of $________________ in escrow with ______________________________, as Escrowee, at the time of closing, and any monies due the Buyer for Seller's use and occupancy hereunder shall be paid to Buyer from this deposit and the balance, if any, shall be refunded to Seller. Possession shall be deemed delivered to Buyer when Seller has vacated the premises and delivered the keys to the Buyer or the Escrowee. Escrow money shall be limited to delivery of possession, and funds held pursuant to this paragraph shall be used only to satisfy payment for use and occupancy.

RG RG

TITLE EVIDENCE:
Seller, at his expense, shall furnish not less than five (5) days prior to the closing date, a title commitment for an owners title insurance policy issued by an Illinois licensed title insurance company in the amount of the purchase price covering the date hereof subject only to (a) the general exceptions contained in the title policy (except that, where the subject property qualifies as a single family residential unit, the policy shall provide extended coverage over the general exceptions); (b) the title exceptions set forth below; and (c) title exceptions pertaining to liens or encumbrances which have been assumed by the Buyer under the terms hereof or which the Seller has agreed to remove at closing from the proceeds hereunder. Any delay in delivery of the title commitment which is caused by the Buyer, his agent, or his lending agency shall extend the time for delivery thereof by the Seller by such period of delay. If the title commitment discloses exceptions not provided for herein, the Seller shall have until closing to remove said exceptions or to acquire title insurance covering said unpermitted exceptions. If Seller fails to remove said exceptions or obtain additional insurance within the time stated herein, Buyer may elect to terminate this Contract and all monies paid by the Buyer shall be refunded to him.

DEED (CONVEYANCE, LIENS, ENCUMBRANCES):
Seller shall convey or cause to be conveyed to Buyer title to the premises by a recordable general warranty deed with release of homestead rights, or trustee's deed if applicable, in joint tenancy, if more than one Buyer, or to Buyer's nominee, subject only to the following permitted exceptions, provided none of which shall materially restrict the reasonable use of the premises as a residence: (a) general real estate taxes not due and payable at the time of closing; (b) building lines and building laws and ordinances, use or occupancy restrictions, conditions and convenants of record; (c) zoning laws and ordinances which conform to the present usage of the premises; (d) public and utility easements which serve the premises; (e) public roads and highways, if any; (f) ~~party wall rights and agreements, if any; and (g) limitations and conditions imposed by the Illinois Condominium Property Act and condominium declaration, if applicable.~~ RG RG

PRORATIONS:
The following items, if applicable, shall be prorated as of the date of closing: (a) ~~insurance premiums;~~ (b) general real estate taxes, including special service areas, if any; (c) ~~rents and security deposits;~~ (d) ~~interest on mortgage indebtedness assumed;~~ (e) water taxes; (f) ~~homeowners and/or condominium/townhome association dues and assessments; (g) prepaid service contracts.~~ Prorations of general taxes shall be on the basis of 105% of the last ascertainable bill. If said bill is based on a partial assessment or on an unimproved basis for improved property, a written agreement (with escrow) for final proration when the complete assessment information is available from the County Assessor shall be signed at closing by the parties hereto. RG RG

SURVEY:
Seller at his expense, except for condominiums, shall furnish to Buyer a current spotted survey (dated not more than 6 months prior to the closing date) under certification by an Illinois licensed land surveyor showing the location of all improvements, easements and building lines. The location of all improvements on the subject property shall be within the lot lines and not encroach upon any easements or building lines, and said survey shall show no encroachments from adjoining properties. In the event said survey discloses encroachments, these encroachments shall be insured by the title company for Buyer and Buyer's lender at Seller's expense.

COMMISSION:
Real estate broker's commission shall be paid in accordance with the terms of the listing agreements and Buyer representation agreements of the respective parties, unless otherwise agreed in writing by the respective parties and their brokers. Seller's broker and Buyer's broker are identified on page four (4) of this Contract.

ATTORNEY MODIFICATION:
The terms of this Contract, except the purchase price, closing date, and possession date, are subject to good faith modification (which may include additional terms) by the attorneys for the parties within three (3) business days from the Contract Date (excluding Saturday, Sunday, and legal holidays). Notice of modification shall be in writing, served upon the other party or his agent, and shall state the specific terms to be modified and the proposed revisions. IN THE ABSENCE OF WRITTEN NOTICE WITHIN THE TIME SPECIFIED HEREIN, THIS PROVISION SHALL BE DEEMED WAIVED BY ALL PARTIES HERETO AND THIS CONTRACT SHALL CONTINUE IN FULL FORCE AND EFFECT. THE PARTIES ACKNOWLEDGE THAT MODIFICATION PURSUANT TO THIS PROVISION SHALL CONSTITUTE A COUNTEROFFER.

CLEAN CONDITION:
Seller shall leave the premises in broom-clean condition. All personal property not to be conveyed to Buyer and all refuse shall be removed from the premises at Seller's expense by the possession date.

PROPERTY INSPECTION CONTINGENCY: (Select one applicable option)

☒ Buyer declines to have a professional property inspection performed, and this Contract shall not be contingent upon such an inspection,

OR

☐ Buyer shall have the right, for a period of five (5) business days following the date of acceptance of this Contract, to have the subject property and its improvements inspected by a certified home inspection service of Buyer's choice, and at Buyer's cost. The home inspection shall cover ONLY the major components of the Premises: central heating system(s), central cooling system(s), interior plumbing system, electrical system, all mechanical systems, and structural components, consisting of roof, walls, windows, ceilings, floors and foundation. A MAJOR COMPONENT SHALL BE DEEMED TO BE IN OPERATING CONDITION IF IT PERFORMS THE FUNCTION FOR WHICH IT IS INTENDED, REGARDLESS OF AGE, AND DOES NOT CONSTITUTE A THREAT TO HEALTH OR SAFETY. Buyer shall indemnify Seller and hold Seller harmless from and against any loss or damage caused by the acts of negligence of Buyer or any person performing such inspection. BUYER AGREES MINOR REPAIRS AND ROUTINE MAINTENANCE ITEMS ARE NOT A PART OF THIS CONTINGENCY. The parties agree that repairs which do not exceed, in the aggregate, $500.00 to remedy shall be considered minor deficiencies for the purpose of this paragraph and Buyer agrees to assume those repairs with no allowance from Seller. Buyer, within the five (5) business days after acceptance of Contract, shall have the right and option to serve written notice upon Seller, Seller's listing agent, or attorney of the above deficiencies disclosed by the inspection report when the cumulative cost of repair exceeds the limitation set forth herein, and Buyer shall have the right to request repair of all such deficiencies. In the event Buyer makes a request for certain repairs, Buyer shall immediately deliver a copy of the inspection report to Seller. Seller shall, within five (5) business days thereafter, notify Buyer that (i) Seller will repair such deficiencies; (ii) Seller will, at closing, credit the Buyer in an amount equal to the reasonable cost of the repair of such deficiencies; or (iii) Seller proposes to negotiate the cost or obligation of correcting certain defects; or (iv) Seller will neither repair nor provide a credit. In the event Seller selects option (iv), upon receipt of the Seller's notice, Buyer shall within two (2) business days thereafter notify Seller of Buyer's election to either proceed with the transaction, waiving all home inspection repair requests, or declare the Contract null and void, in which case all earnest money shall be promptly refunded to Buyer. The parties hereto agree that the following items are accepted by Buyer "As Is", shall not be made a part of Buyer's request for repairs, and shall not be further negotiated:

____

IN THE ABSENCE OF WRITTEN NOTICE OF REQUEST FOR REPAIRS FROM BUYER WITHIN THE TIME SPECIFIED HEREIN, THIS HOME INSPECTION CONTINGENCY SHALL BE DEEMED WAIVED BY THE BUYER AND NO LONGER A PART OF THIS REAL ESTATE CONTRACT.

WELL AND SEPTIC TEST: (Select one applicable option)

☒ The subject property is served by a community or municipal water and sewage treatment system (well and septic test provision inapplicable).

OR

☐ The subject property is not served by a community or municipal water and/or sewage treatment system. Seller, at his expense, prior to closing, shall obtain and deliver to Buyer a water test performed by or acceptable to the county in which the property is located, and a septic system test indicating that the system is in proper operating condition and in compliance with applicable state, county and local statutes. Such tests shall be performed not more than 60 days prior to the closing date. If either of said written test reports indicate that the water is not potable, that the septic system is not in proper operating condition, or that the systems are not in compliance with the relevant statutes, Seller shall have the option to make the necessary repairs and bring the system(s) into compliance prior to the closing date. In the event Seller elects not to make the necessary repairs, then this Contract, at the option of Buyer, shall become null and void, and all earnest money shall be refunded to Buyer.

FLOOD PLAIN:

Buyer shall have the option of declaring this contract null and void within five (5) days of receipt of any written notice or disclosure, including the Residential Real Property Disclosure Report, that the property is located in a special flood plain hazard area which requires the Buyer to obtain flood insurance. This option shall not exist in the event such written notice or disclosure was provided in statement number three (3) of a Residential Real Property Disclosure Report executed by both Seller and Buyer prior to the Contract Date.

PERFORMANCE/DEFAULT/RELEASE OF EARNEST MONEY:

The earnest money and this Contract shall be held by Royal Crest Realty (Escrowee) for the benefit of the parties hereto, and applied to the purchase price at closing. ~~In the event of a default by Seller or Buyer, the parties are free to pursue any legal remedies available at law or in equity.~~ THERE SHALL BE NO DISBURSEMENT OF EARNEST MONEY UNLESS ESCROWEE HAS BEEN PROVIDED WITH A WRITTEN AGREEMENT FROM SELLER AND BUYER. Absent an agreement relative to the disbursement of earnest money within a reasonable period of time, Escrowee may deposit the funds with the Clerk of the Circuit Court by the filing of an action in the nature of an interpleader. Escrowee shall be reimbursed from the earnest money for court costs related to the filing of the interpleader action. Seller and Buyer hereby indemnify and hold Escrowee harmless from any and all claims and ~~demands arising out of any release of earnest money pursuant to a written agreement of the parties or court order.~~ RO / RG

TERMITE INSPECTION:

Prior to closing, the Seller, at his expense, shall deliver to Buyer a written report from an inspection company certified to do termite inspections by the State Department of Public Health, dated not more than six (6) months prior to the closing date, stating that there is no visible evidence that the premises are infested by active termites, or other wood boring insects. Unless otherwise agreed between the parties, if the report discloses evidence of active infestation or structural damage, the Buyer shall have the option within five (5) business days of his receipt of the report to proceed with the purchase or declare the Contract null and void. This provision shall not be applicable to condominiums or to newly constructed property having been occupied for less than one year following completion of construction.

GENERAL CONDITIONS AND STIPULATIONS:

(a) Both Seller and Buyer agree to execute all documents and provide all information necessary to enable any lender to issue a commitment for mortgage or trust deed and to close this sale.

(b) Seller represents that he has not received any notice from any governmental body of any ordinance, zoning or building code violation, condemnation proceeding, pending rezoning, or special assessment proceedings affecting the property.
(c) All notices herein required shall be in writing and served upon the parties at the addresses shown on this Contract or upon the attorney for such party. In the event the name and address of the Seller or the attorney for the Seller is unknown, written notice may be served upon the listing broker as agent for such Seller. Facsimile transmission of any offer, acceptance, notice, or rider herein provided to the parties, their broker or attorney, shall constitute sufficient notice or acceptance. Original documents shall be forwarded in all instances within three (3) business days of such notice. Notice to any one party of a multiple person party shall be sufficient service to all.
(d) This Contract and any Riders attached hereto shall constitute the entire agreement and understanding between the Seller and Buyer, and there are no other agreements, representations, or understandings, oral or written, between the parties with respect to the subject matter of this Contract. No alteration, modification, or amendment to this Contract shall be valid unless in writing and signed by all parties.
(e) This Contract shall be binding upon and inure to the benefit of the parties and their respective heirs, successors, legal representatives and permitted assigns.
(f) This Contract is subject to the provisions of Public Act 89-111 known as the Residential Real Property Disclosure Act, the terms of which are expressly incorporated herein and made a part of this Contract. The Seller represents that the information contained in the disclosure document is accurate as of the contract date.
(g) The invalidity of any paragraph or subparagraph of this Contract shall not impair the validity of any other paragraph or subparagraph. If any provision of this Contract is determined to be unenforceable by a court, such provision shall be deemed severable and this Contract may be enforced with such provision severed or as modified by such court.
(h) Prior to closing, Buyer shall have the right to enter into and make a final inspection of the premises to determine that the premises are in the condition required by the terms of the Contract. If there has been an adverse change in the condition of the premises since the Contract Date, the Seller shall restore the premises to the same condition as it was on the Contract Date, or as called for by the terms of the Contract.
(i) Seller shall pay for the State of Illinois and county real estate transfer tax stamps. Any municipal transfer tax shall be paid by the party designated in the ordinance of the municipality imposing the tax.
(j) If the improvements on the property shall be destroyed or materially damaged by fire or other casualty prior to closing, the provisions of the Uniform Vendor and Purchaser Risk Act of Illinois shall apply.
(k) If the Buyer or Seller under this Contract is an Illinois land trust, the individual beneficiaries thereto have signed their names to this Contract to indicate they are the beneficiaries of said trust in order to guarantee their performance of this Contract and to indicate that they hold the sole power of direction with regard to said trust.

This Contract and Riders numbered ________, ________, ________, ________, ________, RESIDENTIAL REAL PROPERTY DISCLOSURE REPORT and LEAD BASED PAINT DISCLOSURE, unless inapplicable, are attached hereto and incorporated herein, shall be executed by Buyer and Seller and one copy thereof delivered to Seller and one copy delivered to Buyer.

THIS IS A LEGALLY BINDING CONTRACT WHEN SIGNED. IF NOT UNDERSTOOD, SEEK LEGAL ADVICE BEFORE SIGNING.

BUYER(S): Thomas O'Connor

BUYER(S): Winchester Holding Properties, LLC
By Thomas O'Connor, President

Date of Offer: 12-5-12

SELLER(S): [signature] Richard J. Goro, Assistant Vice President

SELLER(S): **Seller, by JPMorgan Chase Bank, ~~National Association, its attorney-in-fact~~**

Date of Acceptance: ____________
(This date shall be inserted only after the parties hereto have agreed to all the terms and conditions of this Contract and is also referred to herein as the Contract Date).

IDENTITY OF BROKERS AND ATTORNEYS
(Please complete when executing the Contract)

BUYER'S BROKER: Prudential Biros R.E.
(Company)

Telephone: 708-237-7711

Fax: 708-422-0272

(Designated) or ~~(Dual Agent)~~: (Select one)

William E. Biros
(Agent's Name)

BUYER'S ATTORNEY: Daniel Greenberg

Telephone: 708-957-2500

Fax: 708-957-5288

SELLER'S BROKER: ____________
(Company)

Telephone: ____________

Fax: ____________

(Designated) or (Dual Agent): (Select one)

____
(Agent's Name)

SELLER'S ATTORNEY: ____________

Telephone: ____________

Fax: ____________

CHASE

SELLER'S ADDENDUM TO REAL ESTATE
PURCHASE CONTRACT AND RELEASE OF CLAIMS

This Seller's Addendum to Real Estate Purchase Contract and Release of Claims (the "Addendum") dated 11/13, 12, is attached to, incorporated into and shall be deemed to amend and supplement that certain purchase contract (the "Agreement") by and between JPMorgan Chase Bank, National Association, one of its affiliated companies, or an entity for which it sells properties acquired through foreclosure or a deed-in-lieu of foreclosure ("Seller"), and Winchester Holding Properties LLC ("Buyer"), whose current address is 10540 South Western Ave, Chicago, Illinois 60643 dated November 13, 2012, for the purchase of the property commonly known as 8710 Union Ave, Chicago, Illinois 60620 (the "Property"). Unless otherwise provided in this Addendum, capitalized terms shall have the meanings ascribed to them in the Agreement.

1. BUYER'S INSPECTIONS. Buyer, at Buyer's sole expense, has made or will make, within five (5) business days of an accepted offer for the purchase of the Property, an independent investigation, to the extent Buyer deems necessary or appropriate, concerning the physical condition (including soil conditions and the existence of hazardous or toxic substances), habitability and value of the Property as well as conformance of the Property to applicable registration requirements, building codes and zoning ordinances, rules and regulations. Buyer also shall determine the use, marketability, feasibility and suitability of the Property for Buyer's intended uses and purposes. Consistent with the foregoing and notwithstanding the terms and provisions of the Agreement: (a) Buyer shall provide Seller at least forty-eight (48) hours' prior written notice of his/her/its election to conduct any such on-site inspections of the Property; and (b) Buyer shall not undertake any invasive testing procedures without Seller's prior written permission. If Buyer refuses or is unable to close the purchase of the Property, for any reason whatsoever, then Buyer, upon Seller's request, shall promptly deliver to Seller, at no cost to Seller, the originals of any and all tests, studies, reports and inspections, including, but without limitation, soil tests, topographical information, structural tests, engineering and economic feasibility studies or other similar preliminary work and thereafter, such tests, studies, reports and inspections shall become the sole property of Seller. BUYER HEREBY INDEMNIFIES AND HOLDS SELLER HARMLESS FROM AND AGAINST ANY LOSS, DAMAGE, INJURY, CLAIM OR CAUSE OF ACTION SELLER MAY SUFFER OR INCUR AS A RESULT OF THE PRESENCE ON THE PROPERTY OF BUYER, BUYER'S AGENTS OR INDEPENDENT CONTRACTORS, INCLUDNG, WITHOUT LIMITATION, (x) ANY AND ALL ATTORNEYS' FEES INCURRED BY SELLER AS A RESULT OF A CLAIM RELATING TO SUCH MATTERS, OR (y) ANY MECHANICS' OR MATERIALMEN'S LIENS IMPOSED AGAINST ALL OR ANY PORTION OF THE PROPERTY BY A PARTY CLAIMING TO BE PERFORMING OR TO HAVE PERFORMED AN INSPECTION, STUDY, TEST OR AUDIT ON BUYER'S BEHALF DURING THE TERM OF THE AGREEMENT.

2. "AS IS, WHERE IS, WITH ALL FAULTS". Buyer is aware of and acknowledges that Seller acquired the Property by way of foreclosure or acceptance of a deed-in-lieu of foreclosure. Accordingly, Seller does not have any personal knowledge of the condition of the Property, unless otherwise noted in paragraph 21 below. Buyer is further aware of, acknowledges and agrees that Seller is selling and Buyer is purchasing the Property in its "AS IS, WHERE IS, WITH ALL FAULTS" condition without recourse, covenant, representation or warranty of any kind or nature, oral or written, express or implied, as to the condition of the Property. It is the right and responsibility of the Buyer to inspect the Property and Buyer must satisfy himself/herself/itself as to the condition of the Property and its intended uses. Additionally:

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(a) BUYER HEREBY EXPRESSLY ACKNOWLEDGES THAT IT HAS OR WILL HAVE, PRIOR TO THE CLOSING, THOROUGHLY INSPECTED AND EXAMINED THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY BUYER IN ORDER TO ENABLE BUYER TO EVALUATE THE PURCHASE OF THE PROPERTY. BUYER REPRESENTS THAT IT IS RELYING SOLELY ON ITS OWN EXPERTISE AND THAT OF BUYER'S CONSULTANTS. BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME, AND, UPON CLOSING, SHALL ASSUME THE RISK OF ANY ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS THAT MAY NOT HAVE BEEN REVEALED BY BUYER'S INSPECTIONS AND INVESTIGATIONS. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT BUYER IS ACQUIRING THE PROPERTY ON AN **AS IS, WHERE IS, WITH ALL FAULTS** BASIS, WITHOUT RECOURSE, COVENANT, REPRESENTATION, OR WARRANTY ORAL OR WRITTEN, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE, EXCEPT FOR WARRANTIES OF TITLE CONTAINED IN THE SPECIAL WARRANTY OR EQUIVALENT DEED (the "DEED") DELIVERED AT CLOSING. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT SELLER ACQUIRED THE PROPERTY THROUGH FORECLOSURE OR ACCEPTANCE OF A DEED-IN-LIEU OF FORECOSURE AND, THEREFORE, HAS OWNED THE PROPERTY ONLY SINCE THE DATE OF SUCH TRANSFER AND IS NOT IN A POSITION TO MAKE ANY REPRESENTATIONS OR WARRANTIES, ORAL OR WRITTEN, EXPRESS OR IMPLIED, AS TO THE PROPERTY. THE PURCHASE PRICE IS A DISCOUNTED PURCHASE PRICE REPRESENTING THE FACT THAT THE PROPERTY IS BEING PURCHASED BY BUYER ON AN **AS IS, WHERE IS, WITH ALL FAULTS BASIS.** BUYER HEREBY WAIVES AND RELINQUISHES ANY AND ALL RIGHTS AND PRIVILEGES ARISING OUT OF, WITH RESPECT OR IN RELATION TO, ANY REPRESENTATIONS, WARRANTIES OR COVENANTS, WHETHER ORAL OR WRITTEN, EXPRESSED OR IMPLIED, WHICH MAY HAVE BEEN MADE OR GIVEN, OR WHICH MAY HAVE BEEN DEEMED TO HAVE BEEN MADE OR GIVEN, BY SELER, AND AGREES THAT SELLER SHALL NOT BE LIABLE FOR ANY SPECIAL, DIRECT, INDIRECT, CONSEQUENTIAL OR OTHER DAMAGES RESULTING OR ARISING FROM OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF THE PROPERTY.

(b) WITHOUT LIMITING THE GENERAL PROVISIONS OF THE FOREGOING PARAGRAPH, IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND SPECIFICALLY DISCLAIMS ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, ORAL OR WRITTEN, EXPRESS OR IMPLIED, AS TO (I) MATTERS OF TITLE, EXCEPT AS CONTAINED IN THIS ADDENDUM AND THE DEED TO BE DELIVERED TO BUYER AT CLOSING, (ii) ZONING, (iii) PROPERTY TAXES AND TAX CONSEQUENCES, (iv) PHYSICAL OR ENVIRONMENTAL CONDITIONS, (v) AVAILABILITY OF ACCESS, INGRESS OR EGRESS, (vi) OPERATING HISTORY OR PROJECTIONS, (vii) VALUATION, (viii) GOVERNMENTAL APPROVALS, (ix) GOVERNMENTAL REGULATIONS OR ANY OTHER MATTER RELATING TO OR AFFECTING THE PROPERTY. THIS DISCLAIMER INCLUDES, WITHOUT LIMITATION, THE VALUE, CONDITION, MERCHANTABILITY, MARKETABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OF THE PROPERTY. BUYER FURTHER EXPRESSLY ACKNOWLEDGES AND AGREES THAT SELLER IS NOT REPRESENTING OR WARRANTING THAT ANYTHING CAN OR WILL BE ACCOMPLISHED THROUGH BUYER'S OR SELLER'S EFFORTS WITH REGARD TO THE PLANNING, PLATTING OR ZONING PROCESS OF THE CITY OR COUNTY WHERE THE PROPERTY IS LOCATED, OR ANY OTHER GOVERNMENTAL OR MUNICIPAL AUTHORITIES, BOARDS OR ENTITIES. **BUYER UNDERSTANDS AND ACKNOWLEDGES THAT THE PROPERTY MAY CONTAIN MECHANIC'S OR MATERIALMEN'S LIENS OR OTHER LIENS RESULTING FROM ALLEGED VIOLATIONS OF LOCAL ORDINANCES AND BUYER IS TAKING SUCH PROPERTY SUBJECT TO THOSE LIENS, WHICH MAY OR MAY NOT IMPACT BUYER'S ABILITY TO TRANSFER THE PROPERTY IN THE FUTURE.** BUYER FURTHER ACKNOWLEDGES THAT SELLER HAS NOT WARRANTED, AND DOES NOT HEREBY WARRANT, THAT THE PROPERTY NOW OR IN THE FUTURE WILL MEET OR COMPLY WITH THE REQUIREMENTS OF ANY SAFETY CODE, ENVIRONMENTAL LAW OR REGULATION OR THE STATE, CITY, COUNTY OR ANY OTHER AUTHORITY HAVING JURISDICTION OVER THE PROPERTY.

(c) EFFECTIVE UPON THE CLOSING OF THE SALE OF THE PROPERTY, AND TO THE FULLEST EXTENT PERMITTED BY LAW, BUYER HEREBY RELEASES, DISCHARGES AND FOREVER ACQUITS SELLER AND EVERY INDIVIDUAL AND ENTITY

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AFFILIATED WITH SELLER, INCLUDING SELLER'S PARENT AND AFFILIATES, AND ALL OF THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ATTORNEYS, AGENTS AND INDEPENDENT CONTRACTORS AND THE SUCCESSOR OF EACH AND EVERY ONE OF THEM, FROM ALL DEMANDS, CLAIMS, CAUSES OF ACTION, LIABILITIES, OBLIGATIONS, COSTS AND EXPENSES THAT BUYER MAY SUFFER OR INCUR RELATING TO THE PROPERTY, CONDITIONS OF THE PROPERTY, OR ANY OTHER ASPECT OF THE PROPERTY. AS PART OF THE FOREGOING PROVISIONS OF THIS ADDENDUM, BUT NOT AS A LIMITATION THEREON, BUYER HEREBY AGREES, REPRESENTS AND WARRANTS THAT THE MATTERS RELEASED HEREIN ARE NOT LIMITED TO MATTERS THAT ARE KNOWN OR DISCLOSED, AND BUYER HEREBY WAIVES ANY AND ALL RIGHTS AND BENEFITS THAT BUYER NOW HAS, OR IN THE FUTURE MAY HAVE CONFERRED UPON BUYER, BY VIRTUE OF THE PROVISIONS OF FEDERAL, STATE OR LOCAL LAW, RULES OR REGULATIONS.

(d) BUYER SHALL INDEMNIFY AND HOLD SELLER AND EVERY INDIVIDUAL ENTITY AFFILIATED WITH SELLER, INCLUDING SELLER'S PARENT AND AFFILIATES, AND ALL OF THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ATTORNEYS, AGENTS AND INDEPENDENT CONTRACTORS, PAST AND PRESENT, AND THE SUCCESSOR OF EACH AND EVERY ONE OF THEM, HARMLESS FROM ANY LIABILITY, LOSS, CLAIM, DEMAND, CAUSE OF ACTION, COST, DAMAGE OR EXPENSE (INCLUDING, BUT NOT LIMITED TO, ATTORNEYS' FEES AND COSTS) THAT SELLER, SELLER'S PARENT AND AFFILIATES MAY SUSTAIN OR INCUR BY REASON OF OR IN CONNECTION WITH THE PROPERTY AND (I) ARISING FROM ACTS, OCCURENCES OR MATTERS OF WHATEVER KIND OF NATURE THAT TAKE PLACE AFTER THE CLOSING DATE, (II) RESULTING FROM OR IN ANY WAY CONNECTED WITH THE ENVIRONMENTAL CONDITION OF THE PROPERTY, OR (III) RESULTING FROM OR IN ANY WAY CONNECTED WITH ANY OTHER CONDITIONS OF THE PROPERTY.

(e) IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND PROVISIONS OF THIS SECTION 2 OF THIS ADDENDUM SHALL EXPRESSLY SURVIVE THE CLOSING AND NOT MERGE THEREIN AND SHALL BE INCORPORATED INTO THE DEED TO BE DELIVERED BY SELLER TO BUYER AT CLOSING.

3. INDEMNITY FOR LIEN CLAIMS. IT IS UNDERSTOOD AND AGREED THAT BUYER SHALL INDEMNIFY AND HOLD SELLER AND SELLER'S PARENT, AFFILIATES, AND THEIR RESPECTIVE SHAREHOLDERS, OFFICERS, DIRECTORS, SERVANTS, EMPLOYEES, ATTORNEYS, AGENTS, AND INDEPENDENT CONTRACTORS, PAST AND PRESENT, AND THE SUCCESSORS OF EACH AND EVERY ONE OF THEM HARMLESS FROM ANY AND ALL LIABILITY, LOSS, CLAIMS, DEMANDS, AND CAUSES OF ACTION OF WHATEVER KIND OR NATURE KNOWN OR UNKNOWN, ARISING OUT OF OR RELATED IN ANY WAY TO ANY MECHANIC'S, MATERIALMEN'S OR OTHER LIENS IMPOSED ON OR AGAINST ALL OR ANY PORTION OF THE PROPERTY INCLUDING, WITHOUT LIMITATION, (A) ANY AND ALL CLAIMS ASSERTED BY THE TITLE COMPANY AGAINST SELLER FOR LOSSES OR DAMAGES ALLEGEDLY SUFFERED BY THE TITLE COMPANY IN CONNECTION WITH ANY MECHANIC'S, MATERIALMEN'S OR OTHER LIENS IMPOSED ON OR AGAINST ALL OR ANY PORTION OF THE PROPERTY AND (B) ALL ATTORNEYS' FEES INCURRED BY SELLER AS A RESULT OF A CLAIM RELATING TO SUCH MATTERS. IT IS UNDERSTOOD AND AGREED THAT THE TERMS AND PROVISIONS OF THIS SECTION SHALL EXPRESSLY SURVIVE THE CLOSING AND NOT MERGE THEREIN.

4. TOXIC DRYWALL AND MOLD.

(a) **Toxic Drywall.** Recent media reports indicate that there may be hazards associated with drywall, particularly drywall imported from China, which was installed in homes, primarily during the building material shortages that began in 2004 following the hurricanes in the southeastern United States (although some reports indicate earlier installation). Various reports have stated that some Chinese drywall products, and some domestically produced drywall made with synthetic gypsum, may cause the release of sulfur and other materials that may pose health risks. It is also reported that these fumes may cause air conditioning evaporator coils to corrode and fail as well as causing pipes and wiring to deteriorate. Many of these reports are available on the internet and you are encouraged to review them. Additional

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important Information can be found on the Florida Department of Health's website at www.doh.state.fl.us/Environment/community/indoor-air/drywall.html.

Except as noted below, Seller represents that Seller does not have any knowledge of the presence of Chinese drywall or other toxic drywall at the Property or of any records pertaining to Chinese drywall or other toxic drywall being used at the Property:

Seller has not taken any steps to verify the existence or non-existence of toxic drywall at the Property. Buyer is advised to undertake any and all efforts that it deems appropriate to satisfy itself that the Property is not impacted by toxic drywall and appropriate for purchase by Buyer. Buyer acknowledges that neither Seller nor its agents have made any representations, oral or written, express or implied, other than as set forth in this Drywall Disclosure and Release, regarding the existence of toxic drywall at the Property.

(b) **Mold.** Mold, mildew, spores and/or other microscopic organisms and/or allergens (collectively referred to as "Mold") are environmental conditions that are common in residential properties and may affect the Property. Mold, in some forms, has been reported to be toxic and to cause serious physical injuries including, but not limited to, allergic and/or respiratory reactions or other problems, particularly in persons with immune system problems, young children and/or elderly persons. Mold also has been reported to cause extensive damage to personal and real property. Mold may have been removed or covered in the course of any cleaning or repairing of the Property. Buyer acknowledges that, if Seller, or any of Seller's employees, contractors, or agents cleaned or repaired the Property or remediated Mold contamination, that Seller does not in any way warrant the cleaning, repairs or remediation. Buyer accepts full responsibility for all hazards that may result from past or present existence of Mold in or around the Property and Buyer has not, in any way, relied upon any representations of Seller, Seller's employees, officers, directors, contractors, or agents concerning the past or present existence of Mold in or around the Property. If Seller obtained any report regarding Mold in or around the Property, Seller shall provide a copy of any such report to Buyer.

(c) BUYER HEREBY AGREES TO ASSUME ALL RISKS AND AGREES THAT SELLER AND ITS AFFILIATED COMPANIES, INCLUDING, WITHOUT LIMITATION, ITS PARENT, SUBSIDIARIES AND AFFILIATES, AS WELL AS THE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, AND AFFILIATES OF EACH SUCH COMPANY, SHALL NOT BEAR ANY RESPONSIBILITY (FINANCIAL OR OTHERWISE) FOR ANY LOSS, DAMAGE, INJURY OR INCONVENIENCE SUSTAINED BY BUYER AS A RESULT OF TOXIC DRYWALL OR MOLD AT THE PROPERTY. BUYER HEREBY RELEASES AND HOLDS SELLER AND SELLER'S PARENT, SUBSIDIARIES AND AFFILIATES AND THEIR RESPECTIVE SHAREHOLDERS, OFFICERS, DIRECTORS, SERVANTS, EMPLOYEES, ATTORNEYS, AGENTS, AND INDEPENDENT CONTRACTORS, PAST AND PRESENT, AND THE SUCCESSORS OF EACH AND EVERY ONE OF THEM, HARMLESS FROM ANY AND ALL CLAIMS, DAMAGES, INJURIES, CAUSES OF ACTION, SUITS, AND DEMANDS WHATSOEVER THAT BUYER MAY HAVE, NOW OR IN THE FUTURE, ARISING OUT OF OR RELATED TO THE EXISTENCE OF CHINESE DRYWALL OR OTHER TOXIC DRYWALL OR ANY MOLD AT THE PROPERTY.

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Buyer acknowledges that it has read and understood the terms of this Section 4.

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5. SELLER'S OPTION TO TERMINATE AGREEMENT. In addition to any rights set forth in the Agreement, Seller shall have the right, in its sole discretion, to terminate the Agreement if:

(a) Seller is unable, or determines that it is not economically feasible, to give Buyer insurable title to the Property from a reputable title insurance company at regular rates;

(b) unforeseen judgments, liens or assessments result in negative sales proceeds to the Seller;

(c) full payment of any mortgage insurance claim related to the loan previously secured by the Property is not confirmed prior to the Closing Date (as defined in the Agreement), or the mortgage insurance company exercises its right to acquire title to the Property;

(d) any party having a right of redemption exercises such right, or informs Seller of such party's intent to exercise such right;

(e) full payment of any property, fire, or hazard insurance claim has not been confirmed prior to the Closing Date;

(f) any third party, including but not limited to, a tenant, condominium association or homeowner's association, exercises rights under a right of first refusal to purchase the Property;

(g) Seller is unable, or determines that it is not economically feasible, to obtain necessary documents, or consent to the sale, from a homeowner's association or cooperative corporation's board;

(h) Seller, in its sole discretion, determines that the sale of the Property to Buyer or any related transactions are in any way associated with illegal activity of any kind;

(i) Buyer is the former mortgagor of the Property whose interest was foreclosed/acquired by a deed-in-lieu of foreclosure, or is related to or affiliated in any way with the former mortgagor, and Buyer has not disclosed this fact to Seller in writing prior to Seller's acceptance of the Agreement;

(j) Buyer is not permitted to purchase the Property by reason of Section 14 below;

(k) a third party with rights related to the sale of the Property does not approve the sale terms;

(l) Seller, in its sole discretion, determines that the sale of the Property will subject Seller to liability and/or have an impact on pending, threatened or potential litigation;

(m) Buyer defaults or breaches any term of the Agreement or otherwise fails to perform all the obligations that Buyer is required to perform under the Agreement;

(n) there is a material misrepresentation by Buyer; or

(o) any unforeseen circumstances, whether closing related or otherwise, would prevent Seller from closing.

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If the Seller elects to terminate this Agreement as a result of any one or more of the items described above, Seller shall return any deposit monies paid by Buyer to Buyer and the parties agree to cooperate in executing any documents necessary to cancel the Agreement and close any pending escrow.

6. **PERSONAL PROPERTY.** Items of personal property are not included in this sale. Seller does not make any representation or warranty, oral or written, express or implied, as to the condition of personal property, title to personal property or whether any personal property is encumbered by any lien. Any personal property on the Property may be subject to claims by third parties and, therefore, may be removed from the Property prior to or after Buyer takes title to the Property. Buyer agrees that Seller shall not have any liability for any claim or loss Buyer may incur related to personal property. Buyer assumes sole responsibility for any personal property remaining on the Property after the closing of the sale transaction. There will not be any Bill of Sale provided at closing unless the Agreement specifically contemplates the purchase and sale of a manufactured home.

7. **QUIT CLAIM OR SPECIAL WARRANTY DEED.** Seller shall provide to Buyer at closing a Quitclaim Deed, Special Warranty Deed, or its local equivalent. Seller will not provide a Warranty Deed or General Warranty Deed. Notwithstanding the form of deed utilized, the Buyer acknowledges and agrees the only warranties Seller shall give to Buyer at closing are the following: (a) Seller has not conveyed the Property or any interest therein to any person other than Buyer; and (b) the Property is free from any encumbrances made by Seller or any person claiming under Seller.

8. **NEW KEYS AND TRANSFER OF UTILITIES.** Buyer acknowledges that the Property may be on a master key system or that third parties may be in possession of a key. Buyer is encouraged to re-key the Property or install new locks. Buyer shall hold Seller, its subsidiaries and affiliates, and the officers, directors, agents and affiliates of each such company harmless from any claims or damages of any nature related to unauthorized access to the Property or theft or damage that occurs after title to the Property is transferred to Buyer. Buyer shall be responsible for transferring of all utilities on the Property immediately after acquiring title to the Property.

9. **BUYER'S SALE OF REAL ESTATE.** Notwithstanding any provision of the Agreement, in no event shall the purchase and sale of the Property be contingent upon the sale of other real estate owned by Buyer.

10. **OCCUPANCY; POSSESSION OF THE PROPERTY.** Under no circumstances will Buyer be permitted to enter the Property for the purpose of making repairs or to occupy the Property prior to closing of the purchase transaction. Buyer's breach of this provision shall be cause, at the option of Seller, for termination of the Agreement. The delivery of possession shall be subject to the rights of any tenants or parties in possession.

11. **CLOSING OF THE PURCHASE/SALE TRANSACTION; EXTENSION FEE.** If the agreed upon date for the closing of the purchase/sale of the Property is extended at the request of Buyer and through no fault of Seller, Buyer shall pay Seller an extension fee of $100.00 per day for each day of delay. This fee shall be paid upon Seller's agreement to the extension, it shall be non-refundable and it shall not be credit toward the purchase price of the Property.

12. **TITLE INSURANCE/ESCROW OR SETTLEMENT SERVICES.** Seller shall not require Buyer to purchase title insurance or escrow or settlement services from any particular individual, company or entity in violation of federal or state law.

13. **SURVEY.** Seller recommends that Buyer obtain a survey of the Property at Buyer's sole cost and expense. If a survey is required to close the transaction, it will be the sole responsibility of Buyer to obtain a survey acceptable to the title company and Buyer's lender, at Buyer's expense.

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14. ACKNOWLEDGMENT AND CERTIFICATION OF PROSPECTIVE BUYER. The Buyer hereby understands and acknowledges that JPMorgan Chase & Co. has a policy that prohibits employees of JPMorgan Chase & Co. and its direct and indirect subsidiaries (collectively, the "Firm"), including those associates on assignment through a provider of temporary employment (collectively, an "Employee"), from purchasing any property owned by the Firm or by a third party where the loan was serviced by one of the Firm's subsidiaries as a result of a foreclosure proceeding or the acceptance of a deed-in-lieu of foreclosure. In addition, employees of the Firm's Mortgage Banking group are further prohibited from purchasing (a) a home in a short sale transaction where the Firm owns or services the loan, or (b) a home at a foreclosure sale where the loan is owned or serviced by the Firm. This policy covering the Firm's Mortgage Banking employees also extends to JPMorgan Chase Bank, N.A.'s REO Vendors and the employees and contractors of any REO Vendor (collectively, a "Vendor").

As a precondition to the purchase of the Property, the Buyer, by his/her/their/its signature(s) below, hereby certifies that he/she/they/it is/are not an Employee of the Firm (including an employee of its Mortgage Banking group) or affiliated with a Vendor as defined above, and is/are therefore not prohibited from purchasing the Property for this reason.

Buyer: Thomas O Carver   Buyer: ____________

15. SEVERABILITY. If any provision of this Addendum is determined to be invalid, illegal or unenforceable, the remaining provisions shall not be affected or impaired thereby. Buyer agrees that to the extent any release, hold harmless, waiver or indemnity provision in the Agreement or this Addendum is deemed overbroad under applicable law, such provision shall be narrowed or limited in a manner that provides Seller with the maximum protection available under applicable law.

16. CONFLICT. If any provision of this Addendum conflicts with any provision of the Agreement, including any attachments thereto, the terms of this Addendum shall prevail, unless otherwise provided by applicable law.

17. MODIFICATION. No provision of this Addendum shall be revised or modified except by an instrument in writing signed by Buyer and Seller.

18. COUNTERPARTS. This Addendum may be executed in any number of counterparts. Each counterpart shall be deemed an original and, together, all such counterparts shall constitute one and the same instrument. Signatures on this Agreement, including any electronic signature that complies with the Electronic Signatures in Global and National Commerce Act (15 U.S.C. 7001 et seq.) and is transmitted by facsimile, e-mail or other electronic imaging means shall have the same force and effect as an original signature.

19. COMPLIANCE WITH LAW. Buyer, upon request from Seller, shall provide to Seller Buyer's, or Buyer's principals' taxpayer identification number and such other forms, documents and information as necessary to enable Seller to comply with applicable federal, state and local law regarding the sale of the Property to Buyer. The forms, documents and other information that may be requested by Seller include, but are not limited to, those forms, documents and other information necessary to comply with the Internal Revenue Code and the regulations promulgated thereunder and the Office of Foreign Assets Control of the United States Department of the Treasury.

20. PARTIES BOUND. The Agreement and this Addendum shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns where

permitted by the Agreement. The Agreement does not create any rights, claims or benefits inuring to any person or entity, other than Seller's successor and/or assigns, that is not a party to the Agreement, nor does it create or establish any third party beneficiary to this Agreement.

21. CONDITION OF THE PROPERTY. Seller represents that Seller does not have any knowledge of the presence of material defects at the Property or of any records pertaining to material defects at the Property, except as noted below:

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22. FURTHER ACTS. In addition to the acts recited in this Addendum and the Agreement to be performed by Seller and Buyer, Seller and Buyer shall perform, or cause to be performed, on or after Closing Date any and all such further acts as may be reasonably necessary to consummate the transactions contemplated hereby.

23. NO RECORDING. Buyer shall not record the Agreement or this Addendum, or a memorandum of the Agreement or Addendum.

24. EFFECTIVE DATE. The Effective Date of the Agreement shall be the date the title or escrow company acknowledges its receipt of a fully executed version of the Agreement and the Earnest Money.

25. TIME IS OF THE ESSENCE. Time is of the essence in the Agreement and this Addendum. Strict compliance with the times for performance stated in the Agreement and this Addendum is required.

26. LEGALLY BINDING CONTRACT. This is a legally binding agreement. **THE PARTIES SHOULD READ IT CAREFULLY.** If the effect of any part of the Agreement or this Addendum is not understood, an attorney should be consulted BEFORE signing. Federal law may impose certain duties upon brokers, signatories, escrow agent, or settlement agent arising from this transaction generally and when any of the signatories is a foreign party or when certain amounts of U.S. Currency are received.

27. MISCELLANEOUS PROVISIONS. This Addendum and the Agreement are subject to the following provisions:

(a) Seller reserves the right to continue to offer the Property for sale and accept any offer at any time prior to mutual acceptance of the Agreement and this Addendum. The Seller's acceptance of another offer prior to executing the Agreement and this Addendum shall revoke any offer from Buyer;

(b) If the Agreement and Addendum between Buyer and Seller contain one or more contingencies, Seller reserves a right to continue to market the Property. At Seller's option, the Property will remain on the market and Seller has the right to solicit back up offers. If Seller receives an acceptable offer without any contingencies from a third party prior to the time all of Buyer's contingencies have been removed, Buyer will be given a five (5) calendar days' written notice by facsimile or e-mail stating that Buyer must remove all of Buyer's remaining contingencies within that time period or escrow will be cancelled. If at the conclusion of the five (5) calendar day period one or more of Buyer's contingencies remain, Buyer agrees that Buyer does not have any future right to purchase the Property and this transaction will be void. Seller and Buyer agree to execute any documents necessary to cancel the Agreement, close the escrow and release any Earnest Money deposit to Buyer;

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(c) Seller shall not pay for any home warranty contract or termite inspection report, and any corrective termite work shall be at the expense of the Buyer, unless otherwise required by applicable law; and

(d) The Agreement and this Addendum is not binding on Seller unless and until it is approved by Seller's management, the private mortgage insurance company and/or investor, if applicable.

28. BUYER'S VESTING INFORMATION. At closing, Buyer shall take title to the Property in the form indicated below (check the appropriate status and complete the name that will appear on the Deed):

	Status	Name on Deed
Individual		
Joint Tenants		
Tenants by the Entireties		
Tenants In Common		
Community Property		
Entity	X	Winchester Holding Properties, LLC
Other		
Buyer's Marital Status		

IN WITNESS WHEREOF, Seller and Buyer have executed this Addendum on the date opposite their name.

BUYER(S):

Thomas O'Connor Date 12-5-12

Winchester Holding Properties, LLC

Print Name: By Thomas O'Connor, President

Address: 10540 S Western Av Suite 313 Chicago IL 60643

Telephone No.: 708 774-8167

Facsimile No.: ____________________

E-mail Address: tony@kingdommanagementltd.com

____________________ Date: ____________________

Print Name: ____________________

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Address: ______________________________

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Telephone No.: ______________________________

Facsimile No.: ______________________________

E-mail Address: ______________________________

SELLER: Seller, by JPMorgan Chase Bank, National Association, its attorney-in-fact

____

By: ______________________________ Date: 12/10/12

Name: Richard J. Gore

Assistant Vice Presid..t

Title: ______________________________

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ADDENDUM TO REAL ESTATE PURCHASE CONTRACT

(For use on Investor-Owned properties only)

This Addendum to Real Estate Purchase Contract (the "Addendum") is attached to and incorporated into that certain real estate purchase contract (the "Contract") dated 11/13/2012 between the seller identified in paragraph 1 below ("Seller") and WINCHESTER HOLDING PROPERTIES, LLC ("Purchaser") for the purchase of the property commonly known as «8710 S UNION AVE Property_Street», «CHICAGO Property_City», «IL Property_State», «60620 Property_Zip Code» (the "Property").

1. The owner and Seller of the Property is the following:
   Deutsche Bank National Trust Company, as Trustee for Long Beach Mortgage Loan Trust 2006-5

   JPMorgan Chase Bank, National Association ("Chase") is its Attorney-in-Fact pursuant to a power of attorney.

2. Due to the length of the name of the Seller and the possibility that the space allocated for the Seller's name and signature on the Contract, this Addendum, and one or more of the forms and other documents that are normally executed by a seller as a part of a real estate sale transaction and are attached to and incorporated into the Contract will not be sufficient to include the Seller's complete name or signature, the parties agree that Chase, the Seller's Attorney-in-Fact, may insert the following in each place where the Seller's name, signature or initials must appear:

   (a) Place for Seller's name:

   Seller, by JPMorgan Chase Bank, National Association, its Attorney-in-Fact

   (b) Place for Seller's signature:

   Seller, by JPMorgan Chase Bank, National Association, its Attorney-in-Fact

   By: __________
   Name: __________
   Title: __________

3. The parties agree further that insertion of the Seller's name in and execution of the Contract, this Addendum, and the various other forms and documents that are attached to and incorporated into the Contract in the manner described in paragraph 2 above shall be valid and binding on Seller and Purchaser for purposes of Seller's sale of the Property to Purchaser.

IN WITNESS WHEREOF, the parties hereto execute this Addendum on the date set forth below their name.

Purchaser: [signature]
Print Name: WINCHESTER HOLDING PROPERTIES, LLC BY THOMAS O'CONNOR, PRESIDENT
Purchaser: __________
Print Name: __________
Date: 12-5-12

Seller: Seller, by JPMorgan Chase Bank, National Association, its attorney-in-fact
By: [signature]
Name: Richard J. Gore
Title: Assistant Vice President
Date: 12/10/12

Revised 3/2/12

Form **LLC-5.5(S)**	Illinois Limited Liability Company Act **Articles of Organization**	FILE # 03814351
Secretary of State Jesse White Department of Business Services Limited Liability Division www.cyberdriveillinois.com	Filing Fee: $750 Expedited Fee: $100 Approved By: SKM1	FILED JAN 11 2012 Jesse White Secretary of State

1. Limited Liability Company Name: WINCHESTER HOLDING PROPERTIES LLC

2. Address of Principal Place of Business where records of the company will be kept:
   10540 S. WESTERN AVE., #313
   CHICAGO, IL 60643

3. Articles of Organization effective on the filing date.

4. Registered Agent's Name and Registered Office Address:
   DAVID K. STAUB
   55 W MONROE ST STE 1925
   CHICAGO, IL 60603-5079 COOK

5. Purpose for which the Limited Liability Company is organized:
   "The transaction of any or all lawful business for which Limited Liability Companies may be organized under this Act."

6. The LLC is to have perpetual existence.

7. The Limited Liability Company is managed by the manager(s).
   THOMAS O CONNOR
   10540 S. WESTERN AVE., #313

8. **Name and Address of Organizer**
   I affirm, under penalties of perjury, having authority to sign hereto, that these Articles of Organization are to the best of my knowledge and belief, true, correct and complete.

Dated: JANUARY 11, 2012

DAVID K. STAUB
55 W. MONROE ST., STE. 1925
CHICAGO, IL 60603

The operating agreement provides for the establishment of one or more series. When the company has filed a Certificate of Designation for each series, which is to have limited liability pursuant to Section 37-40 of the Illinois Limited Liability Company Act, the debts, liabilities and obligations incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the Limited Liability Company generally or any other series thereof, and unless otherwise provided in the operating agreement, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to this company generally or any other series thereof shall be enforceable against the assets of such series.